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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 11, 2002
               -------------------------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                            ONYX SOFTWARE CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Washington                            0-25361                          91-1629814
------------------------------------  ---------------------------------  ---------------------------------
    (State or Other Jurisdiction            (Commission File No.)                  (IRS Employer
         of Incorporation)                                                      Identification No.)


        3180-139th Avenue SE, Suite 500, Bellevue, Washington 98005-4091
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (425) 451-8060
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4. Change in the Registrant's Certifying Accountant

     Ernst & Young LLP audited the consolidated financial statements of Onyx Software Corporation, a Washington corporation, for the eight years ended December 31, 2001. On April 11, 2002, that firm's appointment as independent auditor was terminated. Onyx has engaged KPMG LLP as its independent auditor for the year ending December 31, 2002. The decision to change independent auditors was recommended by Onyx's Audit Committee and approved by the Board of Directors. This determination followed Onyx's decision to seek proposals from several other independent public auditing firms.

     The audit reports of Ernst & Young LLP on the consolidated financial statements of Onyx as of and for the two fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the two fiscal years ended December 31, 2001, and the subsequent interim period through April 11, 2002, there were no disagreements between Onyx and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference in connection with its opinion to the subject matter of the disagreement.

     During Onyx's two most recent fiscal years ended December 31, 2001, and during the subsequent interim period preceding the engagement of KPMG LLP, Onyx has not consulted with KPMG LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Onyx's consolidated financial statements.

     A letter from Ernst & Young LLP is attached as Exhibit 16.1 to this Form
8-K.


Item 7. Financial Statements and Exhibits.

     (c)       Exhibits

     16.1 Letter from Ernst & Young LLP, dated April 15, 2002, regarding change in certifying accountant

                                                                          PAGE 1

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ONYX SOFTWARE CORPORATION



Dated: April 16, 2002                  By: /s/ Brian C. Henry
                                          --------------------------------------
                                           Brian C. Henry
                                           Executive Vice President and
                                           Chief Financial Officer

                                                                          PAGE 2

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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
    16.1            Letter from Ernst & Young LLP, dated April 15, 2002,
                    regarding change in certifying accountant

                                                                          PAGE 3